Putnam
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that Putnam Tax Exempt Income Fund not only delivered positive results for the fiscal year ended September 30, 2003, but also outperformed both its benchmark index and its Lipper category average at net asset value. You will find the details on the facing page.

As you will read in the following report, your fund's management team attributed the performance to the strength of the portfolio's lower-rated higher-yielding bonds, particularly airline-related industrial development bonds. A more positive investor mood also helped. It is worth noting as well that these favorable results were achieved in conjunction with strategies designed to minimize price volatility. In their report, the managers provide a more detailed discussion of the fund's fiscal year performance as well as their view of prospects for fiscal 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

* Class A shares of Putnam Tax Exempt Income Fund returned 4.62% at net asset value and -0.32% at public offering price for the fund's fiscal year ended September 30, 2003.

* Due to differences in portfolio composition, the fund's performance at net asset value exceeded that of its benchmark, the Lehman Municipal Bond Index, which returned 3.90% for the period.

* At net asset value, the fund's class A shares outpaced the average return of 2.90% posted by funds in its Lipper category, General
  Municipal Debt Funds. We attribute this to strong performance from the fund's lower-quality bond holdings.

* See the Performance Summary beginning on page 8 for more complete fund performance, comparative performance, and Lipper data.


Performance commentary

Several key strategies helped the fund outperform its benchmark, the Lehman Municipal Bond Index, and the average for its Lipper category for its fiscal year. The fund's exposure to higher-yielding, lower-quality municipal bonds contributed substantially to its outperformance for the year as this market segment rallied in the latter half of the period. The high-yield rally was attributable to easing geopolitical tensions, signs of stronger economic growth, and reports of rising corporate earnings -- factors that bode well for the financial health of high-yield issuers and increased investor confidence in issuers' ability to repay. This was especially true for airline-related industrial development bonds (IDBs), an area of emphasis for the fund, which strengthened as investor confidence improved. The fund's relative results also benefited from a short duration strategy amid abruptly rising rates and from a successful cross-market trade that took advantage of unusually high yields on municipal bonds versus comparable U.S. Treasury securities.

FUND PROFILE

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income taxes, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.


Market overview

Municipal bond yields were volatile in the fiscal year ended September 30, 2003. Falling tax revenues, credit downgrades for municipal issuers, and a burgeoning supply of municipal bonds drove yields higher. Counteracting that trend was the Federal Reserve Board's concern about deflation, which increased demand for bonds and decreased yields through mid June. When better-than-expected economic data emerged in late summer, demand for bonds cooled, and yields spiked. In September, yields receded once again. Overall, yields were somewhat higher at the end of the fiscal year. Meanwhile the spread, or difference, between yields of 10-year municipal bonds and 10-year Treasuries widened significantly in the first half. By the end of September, the muni/Treasury yield ratio fell back toward its long-term average, with 10-year munis yielding about 85% of comparable 10-year Treasuries.

The difference in yields of high- and low-quality municipal bonds also narrowed in the latter half of the period, reflecting greater investor demand for higher yields as well as investor optimism about stronger economic growth and improving fundamentals for issuers. As the economy improved and fear of airline bankruptcies faded, airline-backed IDBs rebounded strongly, and outperformed most other municipal bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             3.90%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.41%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index                               3.49%
-------------------------------------------------------------------------------
Lipper Tax Exempt Money Market Funds category average                   0.55%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                25.92%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  24.37%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
-------------------------------------------------------------------------------

Strategy overview

As the second half of the fiscal year began, we believed that interest rates were very low and were more likely to go up than down. Accordingly, we further shortened the fund's duration (a defensive move that lessens a fund's sensitivity to changes in interest rates) in April and May. This strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration stance in August and September as rates hovered in a narrower range.

In July, we closed out the cross-market arbitrage position we had established earlier in the period. This strategy sought to take advantage of a market anomaly in which municipal bond yields were nearly as high as comparable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratios would revert to their longer-term average and create an opportunity for gain. In fact, the yield ratios did fall and this caused a loss in value of the municipal bonds that was more than offset by a gain in the value of the Treasury futures contracts. We sold municipal bonds and bought back Treasury futures contracts, ending the trade and locking in a profit.

We continued to diversify the fund's high-yield holdings. Strong demand for higher-yielding municipal bonds enabled the fund to sell some positions at a profit, and establish new positions. Lastly, we took advantage of the strong rebound in airline-backed IDBs to significantly reduce the fund's exposure.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
                  COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                             3/31/03          6/30/03          9/30/03

Average effective
maturity in years              9.6              9.0              8.2

Duration in years              6.2              5.8              6.1

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How key holdings and allocations affected performance

Airline-backed industrial development bonds (IDBs) had the greatest impact on performance during the year. IDBs are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. So, investor perceptions about the backing company's health, or that of its industry group as a whole, affect the prices of these bonds. Close to the beginning of the period, high-profile bankruptcies (U.S. Airways in August 2002 and United Airlines in December 2002) or near bankruptcies (American Airlines) at several major airlines drove prices on all airline-backed IDBs down sharply. Airlines had suffered from declining business in the wake of the terrorist attacks of 2001, continued geopolitical tensions in late 2002 and into 2003, and a prolonged global economic slowdown. Since this segment of the market was an area of emphasis for the fund, relative fund performance suffered, as reported in your semiannual report. Rather than selling these bonds at a substantial loss, we decided to retain many of these bonds, believing that the worst news was behind the airline industry and that the prices on airline-backed bonds would recover.

This scenario is exactly what played out over the course of the second half of the fund's fiscal year. As geopolitical tensions eased, following the end of major conflict in Iraq, and signs of renewed economic growth and improving profitability began to surface, prices on airline-backed IDBs rose significantly, benefiting the fund and contributing to strong relative results for the fiscal year. We took advantage of higher prices to trim the fund's exposure to the airline sector from a greater-than-benchmark weighting to a level that, at the end of the period, was equal to that of its benchmark.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 9/30/03]

TOP INDUSTRY WEIGHTINGS AS OF 9/30/03

Utilities                       23.4%

Health care                     20.5%

Education                       12.6%

Transportation                   9.7%

Water and sewer                  5.6%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


Some of the proceeds from the sale of airline-backed IDBs were used to increase the fund's exposure to tobacco settlement bonds, as our research once again suggested a favorable outlook for this unique sector. As noted in the fund's semiannual report, our view on the sector had dimmed in light of pending litigation -- some involving multibillion-dollar judgments -- against tobacco companies. Judgments that would affect tobacco companies' ability to meet their settlement payment obligations to the states would have a negative impact on tobacco settlement bonds, which are secured by this promised income stream. During the most recent six-month period, the litigation environment shifted in favor of tobacco companies as, in several cases, higher courts reversed severe lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted our reversion to a more positive stance on the sector.

We re-entered the tobacco settlement sector cautiously, however, purchasing two separate bonds from the Golden State Tobacco Securitization Corporation that are backed both by the income stream from tobacco settlement payments and, alternatively, by the state of California. In addition to the added security of the double backing, we also liked the attractive yields on these issues. The fund purchased $4 million of a bond that carried a coupon of 5 1/2% and matures 6/1/2033 and $4.5 million of a bond with a coupon of 5 5/8% and a maturity date of 6/1/2038. Both issues are rated Baa1 by Moody's and BBB- by Standard & Poor's.

A bond funding the Las Vegas Monorail project, issued by the Director of the State of Nevada Department of Business and Industry, detracted from performance. This revenue bond was designed to rely on income from monorail riders for repayment. When the bonds were issued, projections of rider levels reflected the stronger economic environment of 2000, which investors began to view as unrealistic in the current economic climate. We elected to liquidate the fund's position at a modest loss, as we were unwilling to risk a more negative outcome.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (49.9%)

Aa/AA (7.8%)

A (9.3%)

Baa/BBB (17.2%)

Ba/BB (5.8%)

B (1.5%)

VMIG1/A-1 (6.8%)

Other (1.7%)

Footnote reads:
As a percentage of market value as of 9/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another portfolio theme over the fiscal year was our work to reduce the size of our exposures to individual issuers or regions, while maintaining our overall exposure to the various sectors. For example, during the period the fund sold $2.125 million of a hospital revenue bond that was issued by Johnson City Tennessee Health and Education Facilities Board for Mountain States Health. We then purchased $2.2 million of a Jordan Hospital Series E revenue bond issued by Massachusetts State Health and Education Facilities Authority that had a coupon of 6 3/4%, is scheduled to mature 10/1/2033, and is rated BBB- by Standard & Poor's. Our analyst recommended the Jordan Hospital issue, given its dominant market share in an area with little existing competition and the projected growth of its service area, fueled by large housing developments and new highway construction.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Jim St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If current monetary and fiscal policies succeed, we could experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to such policies, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have positioned the fund's duration at neutral, relative to its benchmark. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as we believe the relationship between them is now near the long-term average. We expect that the credit quality of municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.


------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
------------------------------------------------------------------------------------------

                          Class A           Class B          Class C           Class M
(inception dates)       (12/31/76)         (1/4/93)         (7/26/99)         (2/16/95)
------------------------------------------------------------------------------------------
                       NAV      POP       NAV    CDSC      NAV    CDSC       NAV     POP
------------------------------------------------------------------------------------------
1 year                4.62%   -0.32%     3.92%   -1.07%   3.68%   2.68%     4.30%   0.90%
------------------------------------------------------------------------------------------
5 years              24.39    18.52     20.33    18.42   19.04   19.04     22.53   18.59
Annual average        4.46     3.46      3.77     3.44    3.55    3.55      4.15    3.47
------------------------------------------------------------------------------------------
10 years             60.65    53.05     50.51    50.51   47.76   47.76     55.94   50.81
Annual average        4.85     4.35      4.17     4.17    3.98    3.98      4.54    4.19
------------------------------------------------------------------------------------------
Annual average
(life of fund)        7.64     7.44      6.80     6.80    6.76    6.76      7.19    7.05
------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-----------------------------------------------------------------------------
                                                   Lehman      Lipper General
                                                Municipal      Municipal Debt
                                                     Bond      Funds category
                                                    Index            average*
-----------------------------------------------------------------------------
1 year                                               3.90%               2.90%
-----------------------------------------------------------------------------
5 years                                             31.74               23.11
Annual average                                       5.67                4.23
-----------------------------------------------------------------------------
10 years                                            79.58               62.16
Annual average                                       6.03                4.94
-----------------------------------------------------------------------------
Annual average
(life of fund)                                         --+               6.82
-----------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 294, 219, and 113 funds, respectively, in this Lipper category.

 + Index inception date was 12/31/79.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/93 to 9/30/03

                Fund's class A         Lehman Municipal
Date             shares at POP          Bond Index Fund

9/30/93              9,425                  10,000
9/30/94              8,823                   9,756
9/30/95             10,014                  10,847
9/30/96             10,108                  11,502
9/30/97             11,488                  12,539
9/30/98             12,225                  13,632
9/30/99             11,805                  13,537
9/30/00             12,711                  14,373
9/30/01             13,907                  15,867
9/30/02             14,267                  17,285
9/30/03            $15,305                 $17,958

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,051 and $14,776, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,594 ($15,081 at public offering price). See first page of performance section for performance calculation method.



----------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
----------------------------------------------------------------------------------------------
                                    Class A        Class B        Class C        Class M
----------------------------------------------------------------------------------------------
Distributions (number)                 12             12             12             12
----------------------------------------------------------------------------------------------
Income 1                           $0.415738      $0.357369      $0.346433      $0.390339
----------------------------------------------------------------------------------------------
Capital gains 1                        --             --             --             --
----------------------------------------------------------------------------------------------
Total                              $0.415738      $0.357369      $0.346433      $0.390339
----------------------------------------------------------------------------------------------
Share value:                      NAV      POP       NAV            NAV        NAV      POP
----------------------------------------------------------------------------------------------
9/30/02                          $8.88    $9.32     $8.88          $8.89      $8.90    $9.20
----------------------------------------------------------------------------------------------
9/30/03                           8.86     9.30      8.86           8.86       8.88     9.18
----------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------
Current dividend rate 2           4.60%    4.39%     3.97%          3.81%      4.31%    4.17%
----------------------------------------------------------------------------------------------
Taxable equivalent 3              7.08     6.75      6.11           5.86       6.63     6.42
----------------------------------------------------------------------------------------------
Current 30-day SEC yield 4        3.86     3.68      3.22           3.07       3.57     3.45
----------------------------------------------------------------------------------------------
Taxable equivalent 3              5.94     5.66      4.95           4.72       5.49     5.31
----------------------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax Exempt Money Market Fund Average is an arithmetic average of the total return of all tax-exempt money market mutual funds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
November 17, 2003


The fund's portfolio
September 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
BIGI                  Bond Investors Guaranty Insurance
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                     Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
TRAN                  Tax Revenue Anticipation Notes
VRDN                  Variable Rate Demand Notes
XLCA                   XL Capital Assurance

Municipal bonds and notes (95.3%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (1.6%)
-------------------------------------------------------------------------------
    $8,500,000 Fairfield, Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), Ser. A,
               6.7s, 12/1/24                         Baa1            $8,795,630
     9,000,000 Jackson Cnty., Hlth. Care Auth.
               TRAN, 7 7/8s, 5/1/19                  AAA/P            9,491,760
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC, 5 3/4s, 2/1/38                  Aaa              8,765,625
                                                                 --------------
                                                                     27,053,015

Alaska (0.3%)
-------------------------------------------------------------------------------
     5,145,000 AK State Hsg. Fin. Corp. Rev. Bonds,
               4.4s, 12/1/31                         Aaa              5,376,525

Arizona (2.1%)
-------------------------------------------------------------------------------
     6,510,000 AZ State Muni. Fin. Program COP,
               Ser. 34, BIGI, 7 1/4s, 8/1/09         Aaa              8,145,638
     3,250,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,432,813
     7,205,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl.
               Hlth.), Ser. A, 6.2s, 12/1/21         BB+/P            7,186,988
    10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC,
               7 1/4s, 7/1/12                        Aaa             12,825,000
     2,645,000 Phoenix, Civic Impt. Corp.
               Rev. Bonds (Jr. Lien), FGIC, 5 1/2s,
               7/1/22                                Aaa              3,048,363
     1,500,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,561,875
                                                                 --------------
                                                                     36,200,677

Arkansas (0.2%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             4,236,375

California (8.6%)
-------------------------------------------------------------------------------
               CA State Dept. of Wtr. Resources
               Pwr. Supply IFB
   $10,000,000 Ser. 1101, AMBAC, 9.659s, 5/1/10
               (acquired 11/12/02, cost
               $12,080,200) (RES)                    AAA/P           12,300,000
    15,000,000 Ser. 1099, AMBAC, 9.659s, 5/1/10
               (acquired 11/12/02, cost
               $19,254,300) (RES)                    AAA/P           19,162,500
    10,000,000 Ser. 1100, 13.817s, 5/1/10 (acquired
               11/12/02, cost $13,493,200) (RES)     AAA/P           13,712,500
               CA State Dept. of Wtr. Resources
               Pwr. Supply  Rev. Bonds
    14,500,000 Ser. A, AMBAC, 6s, 5/1/15             A3              16,493,750
     3,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/15         Aaa              3,371,250
     2,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/13         Aaa              2,277,500
       500,000 Ser. A, AMBAC, 5 1/2s, 5/1/11         A3                 562,500
               CA State G.O. Bonds, MBIA
     1,145,000 5 3/4s, 12/1/11                       AAA              1,326,769
     1,125,000 5 1/4s, 10/1/13                       Aaa              1,269,844
     1,000,000 5 1/4s, 10/1/11                       AAA              1,140,000
               Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B
     4,500,000 5 5/8s, 6/1/38                        Baa1             4,443,750
     4,000,000 5 1/2s, 6/1/33                        Baa1             3,960,000
     3,500,000 Irvine Ranch, Wtr. Dist. VRDN (Cons.
               Bonds), Ser. B, 1.23s, 10/1/09        A-1+             3,500,000
     1,145,000 Lancaster, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Redev. Project Areas),
               MBIA, 4 1/2s, 8/1/13                  Aaa              1,229,444
    18,900,000 Los Angeles Cnty., Sanitation Dist.
               Fin. Auth. Rev.  Bonds (Capital
               Projects), Ser. A, MBIA, 5s, 10/1/23  Aaa             18,900,000
    13,960,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, AMBAC, 5.7s,
               2/15/09                               Aaa             16,263,400
     8,000,000 San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds, zero %, 1/1/18      Aaa              4,180,000
    17,690,000 San Jose, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Merged Area Redev.),
               MBIA, 5s, 8/1/20                      Aaa             18,108,015
     5,700,000 Stockton, Hlth. Facs. VRDN (Dameron
               Hosp. Assn.), Ser. A, 1.15s, 12/1/32  VMIG1            5,700,000
     4,000,000 Tahoe Forest, Hosp. Dist. VRDN,
               1.15s, 7/1/33                         VMIG1            4,000,000
                                                                 --------------
                                                                    151,901,222

Colorado (0.4%)
-------------------------------------------------------------------------------
       500,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               2.8s, 10/1/04                         A3                 506,490
     3,750,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               4,021,875
     1,700,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care VRDN, Ser. B, 1.25s, 12/1/31     VMIG1            1,700,000
                                                                 --------------
                                                                      6,228,365

Connecticut (1.5%)
-------------------------------------------------------------------------------
     8,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               8,410,000
               Mashantucket, Western Pequot Tribe
               144A Rev. Bonds, Ser. A
     7,565,000 6.4s, 9/1/11                          Baa2             8,208,025
     7,435,000 6.4s, 9/1/11 (Prerefunded)            Aaa              8,550,250
                                                                 --------------
                                                                     25,168,275

District of Columbia (5.6%)
-------------------------------------------------------------------------------
               DC G.O. Bonds, Ser. A
    39,250,000 6 3/8s, 6/1/26                        AAA             45,235,625
    38,175,000 6s, 6/1/26                            A-              44,664,750
     7,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           Baa2             6,534,375
     1,000,000 DC Wtr. & Swr. Auth. Rev. Bonds
               (Sub. Lien), FGIC, 5s, 10/1/33        Aaa              1,013,750
                                                                 --------------
                                                                     97,448,500

Florida (3.9%)
-------------------------------------------------------------------------------
    11,010,000 FL State Fin. Dept. Gen. Svcs. IFB
               (Rites-PA 414B), FSA, 9.269s, 7/1/12
               (acquired 9/2/98, cost $14,268,960)
               (RES)                                 AAA/P           15,193,800
     5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB-/P           5,944,750
    18,500,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             25,414,375
     5,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Hlth. Sunbelt
               Hosp.), 3.35s, 11/15/32               A                5,156,250
     1,900,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village), Ser. A, 5 1/2s, 11/15/29    BBB-             1,774,125
     1,250,000 Leesburg, Hosp. (Regl. Med. Ctr.),
               Ser. A, 5s, 7/1/18                    A2               1,262,500
     3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               3,515,000
               Oakstead, Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds
     1,175,000 Ser. A, 7.2s, 5/1/32                  BB/P             1,235,219
     1,300,000 Ser. B, 6 1/2s, 5/1/07                BB/P             1,335,750
               Tampa, Util. Tax & Special
               Rev. Bonds, AMBAC
     1,500,000 6s, 10/1/09                           Aaa              1,785,000
     1,500,000 6s, 10/1/08                           Aaa              1,766,250
     2,500,000 6s, 10/1/07                           Aaa              2,893,750
                                                                 --------------
                                                                     67,276,769

Georgia (3.4%)
-------------------------------------------------------------------------------
     1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A,
               FGIC, 5.6s, 1/1/30                    Aaa              1,167,500
    11,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.2s, 11/1/41                    VMIG1           11,000,000
     5,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               5,318,750
               GA Muni. Elec. Pwr. Auth. Rev. Bonds
    10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11          Aaa             13,075,000
    20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13           Aaa             24,933,125
     1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13
               (Prerefunded)                         Aaa              1,467,000
     1,950,000 Richmond Cnty., Dev. Auth.
               Rev. Bonds (Amt-Intl. Paper Co.
               Project), Ser. A, 6 1/4s, 2/1/25      Baa2             2,037,750
                                                                 --------------
                                                                     58,999,125

Idaho (0.3%)
-------------------------------------------------------------------------------
     5,500,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.14s, 7/1/30        VMIG1            5,500,000

Illinois (2.5%)
-------------------------------------------------------------------------------
     2,750,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,622,500
     3,000,000 Chicago, Wtr. Rev. Bonds, AMBAC,
               5 3/4s, 11/1/30                       Aaa              3,438,750
    13,000,000 IL Dev. Fin. Auth. Rev. Bonds,
               5.85s, 2/1/07                         BBB             13,861,250
     7,500,000 IL Regl. Trans. Auth. Rev. Bonds,
               Ser. B, MBIA, 5 3/4s, 6/1/33          Aaa              8,634,375
               IL State G.O. Bonds
     5,500,000 FGIC, 6s, 11/1/26                     Aaa              6,558,750
     5,000,000 MBIA, 5 1/2s, 8/1/18                  Aaa              5,806,250
     1,650,000 FSA, 5 3/8s, 10/1/12                  Aaa              1,885,125
     1,000,000 IL State Sales Tax Rev. Bonds,
               Ser. I, FGIC, 6s, 6/15/27             Aaa              1,176,250
                                                                 --------------
                                                                     42,983,250

Indiana (1.0%)
-------------------------------------------------------------------------------
     2,535,000 IN Hlth. Fac. Fin. Auth. VRDN,
               1.25s, 10/1/32                        A-1              2,535,000
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             4,150,000
     5,000,000 IN U. Rev. Bonds (Student Fee),
               Ser. O, FGIC, 5 3/4s, 8/1/17          Aaa              5,931,250
    10,000,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (United Airlines,
               Inc.), Ser. A, 6 1/2s, 11/15/31 (In
               default) (NON)                        D/P              4,200,000
                                                                 --------------
                                                                     16,816,250

Iowa (0.6%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     7,750,000 9 1/4s, 7/1/25                        BBB-/P           9,241,875
        90,000 9.15s, 7/1/09                         BBB-/P             104,625
     1,395,000 IA State Higher Ed. Loan Auth. VRDN
               (Mount Mercy College Project), 1.2s,
               7/1/25                                A-1+             1,395,000
                                                                 --------------
                                                                     10,741,500

Kansas (1.4%)
-------------------------------------------------------------------------------
    18,200,000 Burlington, Poll. Control IFB (KS
               Gas & Elec. Co.), Ser. 91-4, MBIA,
               12.744s, 6/1/31 (acquired various
               dates from 6/20/91 to 2/14/94, cost
               $20,181,360) (RES)                    Aaa             19,838,000
     3,900,000 KS Dev. Fin. Auth. Lease VRDN
               (Shalom Oblig. GRP-BB), 1.2s,
               11/15/28                              A-1+             3,900,000
                                                                 --------------
                                                                     23,738,000

Kentucky (0.1%)
-------------------------------------------------------------------------------
     1,750,000 KY State Property & Bldg. Comm.
               Rev. Bonds (Project No. 74), FSA,
               5 1/4s, 2/1/07                        Aaa              1,949,063

Louisiana (1.3%)
-------------------------------------------------------------------------------
     1,350,000 Jefferson, Parish School Board
               Rev. Bonds, MBIA, 5s, 2/1/04          Aaa              1,367,699
     4,000,000 LA Offshore Terminal Auth. VRDN
               (First Stage Loop), 1.2s, 9/1/17      VMIG1            4,000,000
     8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P            6,980,625
     2,000,000 Tangipahoa, Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/30          A                1,915,000
     8,565,000 W. Feliciana, Parish Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. III, 7.7s, 12/1/14               Ba1              8,717,114
                                                                 --------------
                                                                     22,980,438

Maine (0.7%)
-------------------------------------------------------------------------------
    11,935,000 Bucksport, Solid Waste Disp.
               Rev. Bonds (Champion Intl. Corp.),
               6 1/4s, 5/1/10                        Baa2            12,103,164

Maryland (0.4%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               8s, 5/15/29                           BB-/P            6,593,750

Massachusetts (4.6%)
-------------------------------------------------------------------------------
     6,500,000 MA Dev. Fin. Agcy. Rev. Bonds,
               Ser. A, MBIA, 5 1/2s, 1/1/11          Aaa              7,320,625
    23,190,000 MA State G.O. Bonds, Ser. A, MBIA,
               6s, 11/1/11                           Aaa             27,596,100
    17,000,000 MA State Rev. Bonds (Grant
               Anticipation Notes), Ser. A, MBIA,
               5 1/2s, 6/15/13                       Aaa             19,550,000
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,200,000
     3,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             3,648,750
     6,650,000 (Med. Ctr. of Central MA), AMBAC,
               6.55s, 6/23/22                        Aaa              7,564,375
     1,645,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,501,063
       100,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+               102,750
     1,000,000 (New England Med. Ctr.), Ser. H,
               FGIC, 5s, 5/15/11                     Aaa              1,108,750
     5,700,000 MA State Port Auth. Rev. Bonds, 13s,
               7/1/13                                AAA/P            8,350,500
     1,290,000 MA State Wtr. Res. Auth. VRDN
               (Multi-Modal), Ser. C, 1.2s, 8/1/20   VMIG1            1,290,000
                                                                 --------------
                                                                     80,232,913

Michigan (3.8%)
-------------------------------------------------------------------------------
     1,500,000 Delta Cnty., Econ. Dev. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 4/15/27   Baa2             1,545,000
     1,000,000 Detroit, City School Dist. G.O.
               Bonds (School Bldg. & Site Impt.),
               Ser. A, FGIC, 6s, 5/1/19              Aaa              1,217,500
    10,715,000 Detroit, Swr. Disp. Rev. Bonds (Sr.
               Lien), Ser. A, FSA, 5 1/2s, 7/1/17    Aaa             12,496,369
     7,900,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.2s, 7/1/33                     VMIG1            7,900,000
     1,700,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,576,750
     2,500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             2,403,125
     3,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               3,078,750
     1,495,000 MI State Hsg. Dev. Auth. VRDN, Ser.
               2000A, MBIA, 1.07s, 12/1/16           A-1              1,495,000
               MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control)
     5,000,000 5.65s, 9/1/29                         AAA              5,131,250
     8,000,000 5.45s, 9/1/29                         A3               8,340,000
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     4,900,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                BB+/P            4,636,625
    10,000,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             9,975,000
     6,745,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds, 6s, 8/1/13                Ba1              5,876,581
                                                                 --------------
                                                                     65,671,950

Minnesota (1.0%)
-------------------------------------------------------------------------------
     1,700,000 Mankato, Multi-Fam. VRDN (Highland
               Hills of Mankato), 1.2s, 5/1/27       A-1+             1,700,000
     4,010,000 Martin Cnty., Hosp. Rev. Bonds
               (Fairmont Cmnty. Hosp. Assn.
               Project), 6 5/8s, 9/1/22              BBB-/P           4,050,100
     2,900,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                            B+/P             2,475,875
     4,305,000 MN State Higher Ed. Fac. Auth. VRDN
               (St. Olaf College), 1.2s, 10/1/32     VMIG1            4,305,000
     4,500,000 Southern MN Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/16                                Aaa              5,107,500
                                                                 --------------
                                                                     17,638,475

Mississippi (1.0%)
-------------------------------------------------------------------------------
     2,800,000 Jackson Cnty., VRDN, 1.2s, 12/1/16    VMIG1            2,800,000
     7,600,000 Jackson Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.2s, 6/1/23     VMIG1            7,600,000
     1,000,000 MI Dev. Bank Special Oblig.
               Rev. Bonds (Cap. & Equip.), Ser. A,
               AMBAC, 5 5/8s, 7/1/31                 AAA              1,108,750
     5,000,000 MS State G.O. Bonds, Ser. A, FSA,
               5 1/4s, 11/1/21                       Aaa              5,587,500
                                                                 --------------
                                                                     17,096,250

Missouri (2.9%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Rev. Bonds (St. Francis Med.
               Ctr.), Ser. A, 5 1/2s, 6/1/27         A                3,306,875
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
    14,400,000 (BJC Hlth. Syst.) Ser. A, 6 1/2s,
               5/15/20                               Aa2             15,129,936
     4,050,000 (BJC Hlth. Syst.) 5 1/4s, 5/15/32     Aa2              4,166,438
     9,500,000 (Washington U.), Ser. A, 5s, 2/15/33  Aa1              9,630,625
               MO State Hlth. & Edl. Fac. Auth.
               VRDN
     2,000,000 (Christian Brothers), Ser. A, 1.25s,
               10/1/32                               A-1              2,000,000
     5,400,000 (Jesuit High School), 1.25s, 11/1/27  A-1              5,400,000
    10,900,000 (Cox Hlth. Syst.), AMBAC, 1.23s,
               6/1/22                                VMIG1           10,900,000
                                                                 --------------
                                                                     50,533,874

Montana (0.6%)
-------------------------------------------------------------------------------
     5,550,000 Forsyth, Poll. Control FRB (Avista
               Corp.), AMBAC, 5s, 10/1/32            Aaa              6,105,000
     4,000,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  Ba3              3,835,000
                                                                 --------------
                                                                      9,940,000

Nebraska (0.7%)
-------------------------------------------------------------------------------
     2,500,000 Lancaster Cnty., Hosp. Auth. VRDN
               (Bryan Med. Ctr.), AMBAC, 1.2s,
               6/1/18                                VMIG1            2,500,000
     9,000,000 NE Investment Fin. Auth. Hosp. IFB
               (Bishop Clarkson Memorial Hosp.),
               MBIA, 12.072s, 12/8/16                Aaa              9,058,590
                                                                 --------------
                                                                     11,558,590

Nevada (0.1%)
-------------------------------------------------------------------------------
     1,590,000 Clark Cnty., Passenger Fac.
               Rev. Bonds (Las Vegas-McCarran Intl.
               Arpt.), Ser. A, AMBAC,  6.15s,
               7/1/07                                Aaa              1,822,538
       500,000 Washoe Cnty., Arpt. Auth.
               Rev. Bonds, FSA, 5s, 7/1/11           Aaa                550,000
                                                                 --------------
                                                                      2,372,538

New Hampshire (1.0%)
-------------------------------------------------------------------------------
     3,900,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Hlth. Care Syst.-Covenant Hlth.),
               6 1/8s, 7/1/31                        A-               4,056,000
    10,500,000 NH State Tpk. Syst. IFB, FGIC,
               12.618s, 11/1/17                      Aaa             13,177,500
                                                                 --------------
                                                                     17,233,500

New Jersey (2.7%)
-------------------------------------------------------------------------------
     2,250,000 Camden Cnty., Impt. Auth. VRDN (Sr.
               Redev. Harvest Village Project),
               Ser. A, 1.2s, 7/1/29                  A-1+             2,250,000
     2,150,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P            2,203,750
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     5,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             5,500,000
     9,500,000 (Raritan Bay Med. Ctr.), 7 1/4s,
               7/1/27                                BB/P             9,826,420
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,637,500
       500,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3                 521,875
     1,185,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2             1,159,819
               NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.)
     6,250,000 Ser. B, MBIA, 6 1/2s, 6/15/10         Aaa              7,601,563
     3,750,000 Ser. B, MBIA, 6 1/2s, 6/15/10
               (Prerefunded)                         Aaa              4,593,750
     3,000,000 Ser. A, 5 5/8s, 6/15/14               Aa3              3,468,750
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     3,500,000 7s, 6/1/41                            Baa2             3,220,000
       250,000 6 3/4s, 6/1/39                        Baa2               225,313
                                                                 --------------
                                                                     46,208,740

New Mexico (0.4%)
-------------------------------------------------------------------------------
     6,200,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.2s, 5/1/24  VMIG1            6,200,000

New York (15.3%)
-------------------------------------------------------------------------------
     1,000,000 Long Island, Pwr. Auth. Rev. Bonds,
               Ser. B, 5 1/4s, 6/1/14                A-               1,098,750
    12,500,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, 9.441s, 12/1/24 (acquired
               5/19/98, cost $13,587,500) (RES)      BBB+/P          14,078,125
    10,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, FSA,
               5 1/2s, 12/1/13                       Aaa             11,737,500
     5,500,000 Metropolitan Trans. Auth. Fac.
               Rev. Bonds, Ser. A, FGIC, 5 7/8s,
               4/1/25                                Aaa              6,517,500
     4,000,000 Metropolitan Trans. Auth. Svc.
               Contract Rev. Bonds, Ser. A , MBIA,
               5 1/2s, 1/1/20                        Aaa              4,400,000
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds, FSA
     5,000,000 6s, 8/1/15                            Aaa              5,862,500
     4,410,000 6s, 8/1/14                            Aaa              5,181,750
               NY City, G.O. Bonds
    13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10         Aaa             15,931,631
     6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09         Aaa              8,160,281
     5,000,000 Ser. C, 5 1/2s, 8/1/14                A2               5,475,000
     5,770,000 Ser. C, 5 1/2s, 8/1/13                A2               6,375,850
     6,475,000 Ser. B, 5 1/2s, 12/1/12               A2               7,171,063
     5,000,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Polytechnic U. ), 6s,
               11/1/20                               Ba1              4,531,250
     8,250,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             8,538,750
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A
    11,500,000 6s, 7/1/27                            Baa3            11,615,000
     5,500,000 5 1/2s, 7/1/28                        Baa3             5,348,750
     3,000,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,032,500
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds  (Court Fac.), 6s,
               5/15/39                               A                3,024,000
    23,000,000 NY State Dorm. Auth. Cap. Appn.
               Rev. Bonds  (State U.), Ser. B,
               MBIA, zero %, 5/15/09                 Aaa             19,636,250
               NY State Dorm. Auth. Rev. Bonds
    10,900,000 (U. Syst. Construction), Ser. A, 6s,
               7/1/20                                AA-             12,862,000
     7,500,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/16                               Aaa              8,756,250
     7,000,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/15                               Aaa              8,251,250
    12,485,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             14,576,238
    23,100,000 (State U. Edl. Facs.), Ser. A,
               5 1/2s, 5/15/19                       AA-             26,189,625
     1,400,000 (North Shore Long Island Jewish
               Group), 5 3/8s, 5/1/23                A3               1,435,000
     1,000,000 (Brooklyn Law School), Ser. B, XCLA,
               5 3/8s, 7/1/22                        Aaa              1,078,750
     1,000,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11     Aaa              1,120,000
     2,000,000 NY State Dorm. Auth. VRDN (Oxford U.
               Press, Inc.), 1.2s, 7/1/23            VMIG1            2,000,000
    17,090,000 NY State Env. Fac. Corp. Rev. Bonds
               (NY City Muni. Wtr. Project),
               Ser. K, 5s, 6/15/12                   Aaa             19,140,800
     5,500,000 NY State Hwy. & Bridge Auth.
               Rev. Bonds, Ser. B, FGIC, 5 1/2s,
               4/1/10                                Aaa              6,352,500
     2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/06                              Aa2              2,217,500
               Port Auth. NY & NJ Rev. Bonds
     6,000,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            6,210,000
     3,075,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            3,232,594
               Syracuse, G.O. Bonds (Pub. Impt.),
               Ser. A, FSA
     1,200,000 6s, 4/15/13                           Aaa              1,381,500
     1,150,000 6s, 4/15/12                           Aaa              1,323,938
     1,075,000 6s, 4/15/11                           Aaa              1,237,594
     1,025,000 6s, 4/15/10                           Aaa              1,180,031
                                                                 --------------
                                                                    265,262,020

North Carolina (5.6%)
-------------------------------------------------------------------------------
    19,700,000 NC Eastern Muni. Pwr. Agcy. Syst.
               IFB, FGIC, 10.7s, 1/1/25 (acquired
               various dates from 12/28/93 to
               4/12/95, cost $23,983,708) (RES)      Aaa             26,816,625
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
    11,680,000 Ser. C, MBIA, 7s, 1/1/13              Aaa             14,658,400
     5,000,000 Ser. D, 6 3/4s, 1/1/26                BBB              5,506,250
    10,000,000 AMBAC, 6s, 1/1/18                     Aaa             12,087,500
     5,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              5,137,500
     1,000,000 NC Med. Care Cmnty. Hlth. Care Fac.
               Rev. Bonds (1st Mtge.-Presbyterian
               Homes), 7s, 10/1/31                   BB/P             1,070,000
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds
     3,000,000 (United Methodist Home), 7 1/8s,
               10/1/23                               BB+/P            3,153,750
     3,000,000 (First Mtge.-Forest at Duke
               Project), 6 3/8s, 9/1/32              BB+/P            3,067,500
               NC State Muni. Pwr. Agcy. Rev. Bonds
    23,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1            25,328,750
       200,000 Ser. A, 5 1/2s, 1/1/13                Baa1               219,250
                                                                 --------------
                                                                     97,045,525

Ohio (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               3,195,000
     2,000,000 Erie Cnty., OH Hosp. Fac. Rev. Bonds
               (Firelands Regl. Med. Ctr.), 5 5/8s,
               8/15/32                               A2               2,052,500
       500,000 Franklin Cnty., Rev. Bonds (Online
               Computer Library Ctr.), 5s, 4/15/11   A                  541,875
     1,302,468 Lake Cnty., Indl. Dev. Rev. Bonds
               (Madison Inn Hlth. Ctr.), 12s,
               5/1/14                                A-/P             1,317,043
       500,000 OH State Air Quality Dev. Auth. FRB
               (Env. Meadwest), 2s, 5/1/23           Baa2               500,370
       750,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               747,188
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project), 4.95s,
               7/1/37                                A2               5,237,500
     1,000,000 OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.), 5 1/2s,
               10/1/22                               Aa2              1,083,750
     3,250,000 OH State Wtr. Dev. Auth.
               Rev. Bonds (Cleveland Electric),
               6.1s, 8/1/20                          Baa2             3,282,500
                                                                 --------------
                                                                     17,957,726

Oklahoma (0.4%)
-------------------------------------------------------------------------------
     6,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              6,480,000

Oregon (0.3%)
-------------------------------------------------------------------------------
     5,190,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Fam. Mtg.),
               Ser. J, 4.7s, 7/1/30                  Aa2              5,455,988

Pennsylvania (3.4%)
-------------------------------------------------------------------------------
     1,000,000 Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA, 5 1/2s, 12/1/30     Aaa              1,078,750
     7,760,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             8,322,600
     6,935,000 Clearfield, Hosp. Auth. Rev. Bonds
               (Clearfield Hosp.), 6 7/8s, 6/1/16    BBB              7,082,369
     2,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,972,500
     2,125,000 Monroe Cnty., Hosp. Auth. (Pocono
               Med. Ctr.),  6s, 1/1/43               BBB+             2,135,625
               PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver Project),
               Ser. D
     6,000,000 7.15s, 12/1/18                        BBB-             6,210,000
    10,000,000 7 1/8s, 12/1/15                       BBB-            10,350,000
     1,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 1/4s, 11/1/31                       A3               1,002,500
     2,315,000 PA State G.O. Bonds, Ser. 2nd, FSA,
               4s, 5/1/04                            Aaa              2,355,165
    12,700,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds, Ser. A,
               6.4s, 1/1/09                          BBB-            12,906,375
       125,000 PA State Pub. School Bldg. Auth.
               Rev. Bonds (Philadelphia School
               Dist.), FSA, 5 1/2s, 6/1/28           Aaa                139,531
     1,000,000 PA State Tkp. Comm. Ser. B, MBIA,
               4 3/4s, 12/1/32                       Aaa                985,000
     1,485,000 Philadelphia, Auth. for Indl. Dev.
               Rev. Bonds, Ser. B, FSA, 5 1/4s,
               10/1/10                               Aaa              1,694,756
     5,478,486 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds  (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                  6,848
     2,000,000 Philadelphia, School Dist. G.O.
               Bonds, Ser. A, FSA, 5 1/2s, 2/1/22    Aaa              2,157,500
                                                                 --------------
                                                                     58,399,519

Puerto Rico (0.5%)
-------------------------------------------------------------------------------
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, MBIA
     3,240,000 5 7/8s, 7/1/35                        Aaa              3,649,050
     1,760,000 5 7/8s, 7/1/35 (Prerefunded)          Aaa              2,098,800
     2,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. JJ, XLCA, 5 3/8s, 7/1/16         Aaa              2,315,000
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES PR Project),  6 5/8s,
               6/1/26                                Baa2               264,375
                                                                 --------------
                                                                      8,327,225

South Carolina (0.6%)
-------------------------------------------------------------------------------
     2,015,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              2,050,041
     2,100,000 Lexington Cnty., Rev. Bonds, 5 1/2s,
               11/1/32                               A2               2,152,500
     7,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   Baa2             5,993,750
                                                                 --------------
                                                                     10,196,291

South Dakota (0.2%)
-------------------------------------------------------------------------------
     3,000,000 SD State Hlth & Edl. Fac. Auth. VRDN
               (Rapid City Regl. Hosp.), MBIA,
               1.2s, 9/1/27                          VMIG1            3,000,000

Tennessee (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,348,750
               Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.)
     4,875,000 Ser. A, 7 1/2s, 7/1/33                Baa2             5,283,281
     5,000,000 Ser. A, 7 1/2s, 7/1/25                Baa2             5,418,750
     2,000,000 Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.),
               5.05s, 9/1/12                         Baa2             2,122,500
       500,000 Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-                 548,125
                                                                 --------------
                                                                     16,721,406

Texas (6.6%)
-------------------------------------------------------------------------------
     4,250,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 5 7/8s,
               11/15/18                              BB+/P            3,984,375
     3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               3,067,500
     2,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,120,000
     1,530,000 Fort Bend, Indpt. School Dist. G.O.
               Bonds, PFSG, 4 1/2s, 8/15/04          AAA              1,576,206
     1,500,000 Grapevine, Indl. Dev. Corp. Arpt.
               VRDN (Southern Air Transport), 1.1s,
               3/1/10                                A-1              1,500,000
     5,000,000 Gulf Coast, Waste Disp. Rev. Bonds,
               Ser. A,  6.1s, 8/1/24                 Baa2             5,087,500
    12,555,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Christus Hlth.), PSFG,
               Ser. A, 5 5/8s, 7/1/12                Aaa             14,061,600
               Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.)
    10,880,000 Ser. B, 5.7s, 7/15/29                 B-               7,466,400
     1,120,000 Ser. C, 5.7s, 7/15/29                 B-                 768,600
     1,000,000 Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,037,500
               Houston, Wtr. & Swr. Syst.
               Rev. Bonds (Jr. Lien), Ser. A, FSA
     5,000,000 5 3/4s, 12/1/32                       Aaa              5,725,000
     1,000,000 5s, 12/1/30                           Aaa              1,007,500
     2,560,000 Killeen, Indpt. School Dist. G.O.
               Bonds, PSFG, 5 1/4s, 2/15/19          Aaa              2,758,400
    10,325,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 6 7/8s, 2/15/26             BBB-            10,157,219
     4,490,000 North Central TX Hlth. Fac. Dev.
               Corp. VRDN (Dates Hosp. Presbyterian
               Med. Ctr), Ser. C, 1.16s, 12/1/15     VMIG1            4,490,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             2,603,125
     6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
               (Arco Pipelines Co.), 7 3/8s,
               10/1/20                               Aa1              8,596,250
    20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11    Aa1             24,856,000
    10,000,000 TX State Tpk. Auth. Rev. Bonds,
               FGIC, 5 1/2s, 1/1/15                  Aaa             11,100,000
               TX Technical University Revenues
               Rev. Bonds (Fin. Syst.), Ser. 7th,
               MBIA
     1,000,000 5s, 8/15/08                           Aaa              1,125,000
     1,000,000 5s, 8/15/07                           Aaa              1,115,000
                                                                 --------------
                                                                    113,203,175

Utah (1.7%)
-------------------------------------------------------------------------------
    19,065,000 Intermountain Power Agency
               Rev. Bonds (UT State Pwr. Supply),
               Ser. B, MBIA, 6 1/2s, 7/1/09          Aaa             22,854,160
     5,000,000 Salt Lake City, Hosp. Rev. Bonds
               (IHC Hosps., Inc.), Ser. A, 8 1/8s,
               5/15/15                               AAA              6,693,750
                                                                 --------------
                                                                     29,547,910

Vermont (0.5%)
-------------------------------------------------------------------------------
     7,600,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Hosp. Med. Ctr.),
               FGIC, 6 1/4s, 9/1/19                  AAA              7,790,000

Virginia (2.8%)
-------------------------------------------------------------------------------
     4,000,000 Henrico Cnty., Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            4,030,000
    10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB
               (Bon Secours Hlth. Syst.), FSA,
               10.681s, 8/23/27                      Aaa             14,096,250
    25,600,000 Winchester, Indl. Dev. Auth. IFB
               (Winchester Med. Ctr.), AMBAC,
               11.933s, 1/21/14                      Aaa             29,504,000
                                                                 --------------
                                                                     47,630,250

Washington (--%)
-------------------------------------------------------------------------------
       275,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2               249,219

Wisconsin (0.5%)
-------------------------------------------------------------------------------
    10,500,000 Badger, Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            Baa2             9,003,750

Wyoming (0.2%)
-------------------------------------------------------------------------------
     3,100,000 Uinta Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.2s, 12/1/22    VMIG1            3,100,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,532,538,981)                             $1,647,351,097

Preferred stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     4,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.                              $4,320,000
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. A,  6.875% cum. pfd.                     6,540,000
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A Ser. B,  7.75% cum. pfd.                      4,455,000
                                                                 --------------
               Total Preferred stocks (cost $14,000,000)            $15,315,000
-------------------------------------------------------------------------------
               Total Investments (cost $1,546,538,981)           $1,662,666,097
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,727,767,813.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $121,101,550 or 7.0% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and FRB are the current interest rates shown at September 30, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2003.

      The fund had the following industry group concentrations greater than 10% at September 30, 2003
      (as a percentage of net assets):

         Utilities               23.4%
         Health care             20.5
         Education               12.6

      The fund had the following insurance concentrations greater than 10% at September 30, 2003
      (as a percentage of net assets):

         MBIA                    16.1%
         AMBAC                   10.6

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,546,538,981) (Note 1)                                       $1,662,666,097
-------------------------------------------------------------------------------
Cash                                                                   31,224
-------------------------------------------------------------------------------
Interest and other receivables                                     25,595,683
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,678,486
-------------------------------------------------------------------------------
Receivable for securities sold                                     46,010,538
-------------------------------------------------------------------------------
Total assets                                                    1,735,982,028

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,397,963
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,316,155
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,180,057
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            213,492
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                130,270
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,522
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                890,706
-------------------------------------------------------------------------------
Other accrued expenses                                                 84,050
-------------------------------------------------------------------------------
Total liabilities                                                   8,214,215
-------------------------------------------------------------------------------
Net assets                                                     $1,727,767,813

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,656,731,236
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (2,005,000)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (43,085,539)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        116,127,116
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,727,767,813

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,602,849,325 divided by 180,998,175 shares)                          $8.86
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.86)*                  $9.30
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($103,995,558 divided by 11,738,134 shares)**                           $8.86
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,732,377 divided by 1,323,467 shares)**                             $8.86
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,190,553 divided by 1,034,974 shares)                                $8.88
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.88)***                $9.18
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Interest income:                                                  $99,582,613
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,839,806
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,440,008
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             46,687
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,687
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               3,277,242
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 961,344
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 114,191
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  46,526
-------------------------------------------------------------------------------
Other                                                                 616,953
-------------------------------------------------------------------------------
Total expenses                                                     15,364,444
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (71,926)
-------------------------------------------------------------------------------
Net expenses                                                       15,292,518
-------------------------------------------------------------------------------
Net investment income                                              84,290,095
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (22,803,461)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (2,561,761)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                            1,640
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the year                       18,318,500
-------------------------------------------------------------------------------
Net loss on investments                                            (7,045,082)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $77,245,013
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                              Year ended
                                                             September 30
Decrease in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $84,290,095      $92,438,632
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          (25,363,582)       8,238,827
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    18,318,500         (814,050)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        77,245,013       99,863,409
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From tax-exempt income
  Class A                                        (77,662,702)     (84,628,910)
-------------------------------------------------------------------------------
  Class B                                         (4,603,765)      (5,822,411)
-------------------------------------------------------------------------------
  Class C                                           (448,072)        (388,970)
-------------------------------------------------------------------------------
  Class M                                           (412,971)        (444,214)
-------------------------------------------------------------------------------
 From ordinary income
  Class A                                                 --         (497,287)
-------------------------------------------------------------------------------
  Class B                                                 --          (44,220)
-------------------------------------------------------------------------------
  Class C                                                 --           (2,758)
-------------------------------------------------------------------------------
  Class M                                                 --           (2,820)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (106,965,265)     (19,532,581)
-------------------------------------------------------------------------------
Total decrease in net assets                    (112,847,762)     (11,500,762)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,840,615,575    1,852,116,337
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$2,005,000 and $2,708,427, respectively)      $1,727,767,813   $1,840,615,575
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                               Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.88           $8.84           $8.53           $8.62           $9.30
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              .42             .45             .50             .50             .47
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.02)            .03             .30            (.09)           (.66)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .40             .48             .80             .41            (.19)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.42)           (.44)           (.49)           (.50)           (.46)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.42)           (.44)           (.49)           (.50)           (.49)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.86           $8.88           $8.84           $8.53           $8.62
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            4.62            5.67            9.56            4.94           (2.12)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,602,849      $1,704,023      $1,678,611      $1,577,487      $1,737,755
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .82             .81             .80             .78             .81
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.80            5.09            5.69            5.88            5.14
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.20           17.70           13.40           19.25           11.02
-----------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                               Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.88           $8.84           $8.53           $8.62           $9.30
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              .36             .39             .44             .44             .41
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.02)            .03             .30            (.09)           (.66)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .34             .42             .74             .35            (.25)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.36)           (.38)           (.43)           (.44)           (.40)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.36)           (.38)           (.43)           (.44)           (.43)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.86           $8.88           $8.84           $8.53           $8.62
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            3.92            4.93            8.85            4.26           (2.76)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $103,996        $116,854        $157,217        $184,033        $219,300
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.47            1.46            1.45            1.43            1.46
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.16            4.45            5.02            5.23            4.49
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.20           17.70           13.40           19.25           11.02
-----------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                                July 26,
                                                                                                                1999 to
Per-share                                                       Year ended September 30                        Sept. 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.89           $8.84           $8.53           $8.63           $8.87
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              .35             .38             .43             .43             .07
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.03)            .04             .30            (.10)           (.24)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .32             .42             .73             .33            (.17)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.35)           (.37)           (.42)           (.43)           (.07)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.35)           (.37)           (.42)           (.43)           (.07)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.86           $8.89           $8.84           $8.53           $8.63
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            3.68            4.95            8.69            3.98           (1.85)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $11,732         $10,421          $6,502          $1,783            $637
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.62            1.61            1.60            1.58             .29*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.00            4.30            5.06            5.06             .88*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.20           17.70           13.40           19.25           11.02
-----------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------

Per-share                                                                Year ended September 30
operating performance                             2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.90           $8.86           $8.55           $8.64           $9.32
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              .40             .42             .47             .47             .44
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.03)            .04             .30            (.09)           (.65)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .37             .46             .77             .38            (.21)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.39)           (.42)           (.46)           (.47)           (.44)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --              --            (.03)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.39)           (.42)           (.46)           (.47)           (.47)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.88           $8.90           $8.86           $8.55           $8.64
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            4.30            5.34            9.22            4.63           (2.40)
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $9,191          $9,318          $9,787          $9,403          $9,764
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.12            1.11            1.10            1.08            1.11
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.50            4.80            5.39            5.58            4.84
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.20           17.70           13.40           19.25           11.02
-----------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $8,165,384 available to the extent allowed by tax law to offset future net capital gain, if any.

The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
   $8,108,613    September 30, 2008
       56,771    September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending 2004 $17,128,057 of losses recognized during the period November 1, 2002 to September 30, 2003.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount, straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $459,158 to increase distributions in excess of net investment income and $140,941 to increase paid-in-capital, with a decrease to accumulated net realized losses of $318,217.

The tax basis components of distributable earnings and the federal tax cost as of year end was as follows:

Unrealized appreciation           $142,312,771
Unrealized depreciation            (25,755,694)
                                  ------------
Net unrealized appreciation        116,557,077
Undistributed tax-exempt
  income                               528,154
Undistributed ordinary income            8,392
Capital loss carryforward           (8,165,384)
Post-October loss                  (17,128,057)
Cost for federal income
tax purposes                    $1,546,109,020


Note 2
Management fee, administrative
services and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $71,926 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,968 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $88,303 and $661 from the sale of class A and class M shares, respectively, and received $145,572 and $2,069 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received $16,663 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $404,636,581 and $537,613,860, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,752,863      $199,151,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,008,270        52,641,433
----------------------------------------------------------------
                                    28,761,133       251,792,824

Shares repurchased                 (39,659,561)     (347,567,550)
----------------------------------------------------------------
Net decrease                       (10,898,428)     $(95,774,726)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         29,367,717      $257,298,762
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,308,218        55,237,693
----------------------------------------------------------------
                                    35,675,935       312,536,455

Shares repurchased                 (33,685,165)     (295,065,878)
----------------------------------------------------------------
Net increase                         1,990,770       $17,470,577
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,658,336       $14,556,823
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       342,088         2,998,468
----------------------------------------------------------------
                                     2,000,424        17,555,291

Shares repurchased                  (3,420,358)      (29,981,499)
----------------------------------------------------------------
Net decrease                        (1,419,934)     $(12,426,208)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,121,806       $27,437,423
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       416,537         3,647,316
----------------------------------------------------------------
                                     3,538,343        31,084,739

Shares repurchased                  (8,169,920)      (71,463,382)
----------------------------------------------------------------
Net decrease                        (4,631,577)     $(40,378,643)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            634,349        $5,570,158
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        32,077           281,260
----------------------------------------------------------------
                                       666,426         5,851,418

Shares repurchased                    (515,436)       (4,523,730)
----------------------------------------------------------------
Net increase                           150,990        $1,327,688
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,226,474       $10,820,194
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        32,152           281,743
----------------------------------------------------------------
                                     1,258,626        11,101,937

Shares repurchased                    (821,421)       (7,219,984)
----------------------------------------------------------------
Net increase                           437,205        $3,881,953
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            140,355        $1,242,928
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        35,036           307,745
----------------------------------------------------------------
                                       175,391         1,550,673

Shares repurchased                    (186,920)       (1,642,692)
----------------------------------------------------------------
Net decrease                           (11,529)         $(92,019)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            211,087        $1,850,167
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        39,172           343,987
----------------------------------------------------------------
                                       250,259         2,194,154

Shares repurchased                    (308,303)       (2,700,622)
----------------------------------------------------------------
Net decrease                           (58,044)        $(506,468)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


----------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax-exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).


Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN041-203396  011/322/2NA/472  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003